EXHIBIT 10.6

Execution Form

WAIVER AND FIFTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

        This Waiver and Fifth Amendment to Fourth Amended and Restated Credit Agreement (this “Amendment”) dated as of November 20, 2002 (the “Amendment Effective Date”), is by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the “Borrower”), each Bank (as defined in the Credit Agreement referred to below), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), individually, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”), and as letter of credit issuing bank (in such capacity, together with its successors in such capacity, the “Issuer”), CIBC INC., individually and as syndication agent (in such capacity together with its successors in such capacity, the “Syndication Agent”), and BNP PARIBAS, a French bank acting through its Houston Agency, individually and as documentation agent (in such capacity, together with its successors in such capacity, the “Documentation Agent”).

R E C I T A L S:

        WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent (collectively, the “Agents”), and the Issuer have heretofore entered into that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2002, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of April 19, 2002, and by that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of July 3, 2002, and by that certain Third Amendment to Fourth Amended and Restated Credit Agreement dated as of August 28, 2002, and by that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement dated as of September 6, 2002, and as otherwise amended from time to time prior to the Amendment Effective Date (the “Credit Agreement”), pursuant to which the Banks have agreed to make revolving credit loans available to the Borrower under the terms and provisions stated therein; and

        WHEREAS, the Borrower now proposes to cause Prize Energy Resources, L.P., a Delaware limited partnership and a Restricted Subsidiary of the Borrower (“Prize”), to sell certain Oil and Gas Properties described on Exhibit A hereto (such properties, herein the “South Texas Properties”); and

        WHEREAS, the Borrower also proposes that the Borrower or any of its Restricted Subsidiaries use available cash (including certain proceeds of the South Texas Disposition) to repurchase notes issued under the 1997 Indenture (the “1997 Notes”) in an aggregate principal amount of up to $30,000,000, in accordance with, and subject to, the terms of this Amendment; and

        WHEREAS, subject to the terms and conditions of this Amendment, the Banks, the Agents and the Issuer are willing to enter into this Amendment;

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

        Section 2. Waiver of Section 7.2.6 of Credit Agreement. Section 7.2.6 of the Credit Agreement, which restricts the Borrower and any of its Restricted Subsidiaries from making any payment or prepayment of principal of, or making any payment of interest on, any Indebtedness on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Indebtedness, or which would violate the subordination provisions of any Subordinated Debt (except as expressly permitted by Section 7.2.6 of the Credit Agreement or as otherwise permitted in writing by the Administrative Agent with the consent of the Majority Banks), is hereby waived insofar as, and only insofar as, the Borrower or any of its Restricted Subsidiaries shall be permitted to repurchase 1997 Notes in an aggregate principal amount of up to $20,000,000, provided, that upon the consummation of the South Texas Disposition (defined in Section 3 below) and the receipt by Prize of the South Texas Proceeds (defined in Section 3 below), the aggregate principal amount of 1997 Notes that the Borrower or any of its Restricted Subsidiaries shall be permitted to repurchase in reliance on the waiver contained in this Section 2 shall automatically be increased to $30,000,000. The parties hereto acknowledge and agree that the repurchase of 1997 Notes by the Borrower or any of its Restricted Subsidiaries as permitted by this Section 2 shall not reduce the remaining availability of the Borrower or its Restricted Subsidiaries to make other Restricted Payments in accordance with, and to the extent permitted by, Section 7.2.6 of the Credit Agreement.

        Section 3. Waiver of Section 7.2.9 of Credit Agreement. The Banks, the Agents and the Issuer hereby waive the provisions of Section 7.2.9 of the Credit Agreement, which restricts the Borrower and any of its Restricted Subsidiaries from selling, leasing, assigning, transferring, or otherwise disposing of any of its assets having a fair market value in excess of $25,000, (except as expressly permitted by Section 7.2.9 of the Credit Agreement), insofar as, and only insofar as, Prize shall be permitted to sell, assign, transfer and convey the South Texas Properties (the sale, transfer and conveyance of the South Texas Properties, herein the “South Texas Disposition”), provided that the South Texas Disposition shall have been consummated on or before January 31, 2003, and further provided that concurrently with the consummation of the South Texas Disposition, Prize shall have received Net Cash Proceeds in consideration of the sale, assignment, transfer and conveyance of the South Texas Properties of not less than $28,000,000 (the “South Texas Proceeds”). The parties hereto acknowledge and agree that the sale, transfer and conveyance of the South Texas Properties permitted by this Section 3 shall not reduce the remaining availability of the Borrower or its Restricted Subsidiaries to dispose of other assets in accordance with Section 7.2.9(d) of the Credit Agreement during the current fiscal year to the extent otherwise permitted by Section 7.2.9(d).

        Section 4. Consent to Release Liens. By executing this Amendment, each of the Banks, the Agents and the Issuer hereby consents to the execution and delivery to the Borrower and/or its designee by the Collateral Agent of one or more releases of Liens held by the Collateral Agent for the benefit of the Banks, the Agents and the Issuer covering the South Texas Properties.

        Section 5. Confirmation of Borrowing Base; Restriction on Borrowing Availability. From and after the Amendment Effective Date until the Borrowing Base shall be redetermined in accordance with Section 2.8 of the Credit Agreement, the currently effective Borrowing Base of $250,000,000 shall remain in effect. Notwithstanding anything to the contrary in the Credit Agreement or this Amendment, however, the Borrower covenants and agrees that if the Borrower or any of its Restricted Subsidiaries have not repurchased 1997 Notes having an aggregate principal amount of at least $10,000,000 during the period from the Amendment Effective Date to and including the date on which the South Texas Disposition is consummated, then from and after the consummation of the South Texas Disposition until the aggregate principal amount of all 1997 Notes repurchased by the Borrower or any of its Restricted Subsidiaries since the Amendment Effective Date shall equal or exceed $10,000,000, the Borrower shall maintain at all times sufficient availability under the Credit Agreement to repurchase additional 1997 Notes in a principal amount equal to the positive difference (if any) of (i) $10,000,000, minus (ii) the principal amount of all 1997 Notes repurchased by the Borrower or any of its Restricted Subsidiaries from and after the Amendment Effective Date (as evidenced by the written confirmation delivered in accordance with immediately following sentence). Concurrently with the consummation of the South Texas Disposition (and at such other times thereafter as the Borrower may elect), the Borrower covenants to deliver to the Administrative Agent a certificate of an Authorized Officer of the Borrower setting forth the principal amount of all 1997 Notes that have been repurchased by the Borrower or any its Restricted Subsidiaries since the Amendment Effective Date together with such other related materials as the Administrative Agent may reasonably request in its sole discretion.

        Section 6. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)	Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Agents, the Issuer and each Bank, and duly acknowledged by each of the Guarantors.

(b)	Other Conditions. The Borrower shall have confirmed and acknowledged to the Agents, the Issuer and the Banks, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Banks, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

        Section 7. Ratification of Credit Agreement. Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

        Section 8. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 10.3 of the Credit Agreement.

        Section 9. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        Section 10. Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

        Section 11. Applicable Law. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

        Section 12. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Issuer, the Banks and the Borrower and their respective successors and assigns.

        Section 13. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 14. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER: MAGNUM HUNTER RESOURCES, INC. By:/s/Chris Tong Name: Chris Tong Title: Senior Vice President Chief Financial Officer
AGENTS, BANKS AND ISSUER:

DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), as Administrative Agent, Collateral Agent, Issuer and a Bank

By: ________________________
      Name:
      Title:

CIBC INC., as Syndication Agent and a Bank By: ________________________ Name: Title:

BNP PARIBAS, as Documentation Agent and a Bank By:_____________________ Name: Title: - and - By:_____________________ Name: Title:
FORTIS CAPITAL CORP., as a Bank By:_____________________ Name: Title: - and - By:_____________________ Name: Title:
BANK OF SCOTLAND, as a Bank By: ________________________ Name: Title:
BANK OF NOVA SCOTIA, as a Bank By: ________________________ Name: Title:

UNION BANK OF CALIFORNIA, N.A., as a Bank By: ________________________ Name: Title:
COMPASS BANK, as a Bank By: ________________________ Name: Title:
COMERICA BANK - TEXAS, as a Bank By: ________________________ Name: Title:
WASHINGTON MUTUAL BANK, FA, as a Bank By: __________________________ Name: Title:
HIBERNIA NATIONAL BANK, as a Bank By: __________________________ Name: Title:

U.S. BANK NATIONAL ASSOCIATION, as a Bank By: __________________________ Name: Title:

ACKNOWLEDGMENT BY GUARANTORS

        Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Waiver and Fifth Amendment to Fourth Amended and Restated Credit Agreement dated as of November 20, 2002 (the “Fifth Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Fifth Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Fifth Amendment.

        Executed to be effective as of November 20, 2002.

GUARANTORS:

HUNTER GAS GATHERING, INC.
GRUY PETROLEUM MANAGEMENT CO.
MAGNUM HUNTER PRODUCTION, INC.
CONMAG ENERGY CORPORATION
TRAPMAR PROPERTIES, INC.
PINTAIL ENERGY, INC.
PRIZE OPERATING COMPANY
PEC (DELAWARE), INC.
OKLAHOMA GAS PROCESSING, INC.

By: /s/Chris Tong
     Name:     Chris Tong
     Title:       Senior Vice President and
                     Chief Financial Officer

PRIZE ENERGY RESOURCES, L.P. By: Prize Operating Company, as its general partner By:_________________________ Name: Senior Vice President and Chief Financial Officer